Global HealthCare REIT







May 2017

Investor Presentation

GLOBAL
HEALTHCARE REIT

Important Cautions Regarding Forward Looking Statements

This presentation may contain projections and other forward-looking statements. Any such statement reflects the company's current views with respect to future events and financial performance.

No assurances can be given, however, that these events will occur and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

GLOBAL
HEALTHCARE REIT

Company Overview

GLOBAL
HEALTHCARE REIT

About Global Healthcare

- Global Healthcare REIT (OTCBB: GBCS) owns senior healthcare properties across the Southwest and South Atlantic
  - 12 senior healthcare facilities
  - Solid base of revenue-generating assets leased to proven facility operators in the senior care industry
  - 1,100+ beds

- Global's strategy is to acquire and renovate properties at attractive valuations with strong demand characteristics

- Global's management has executed a dramatic turnaround since coming aboard in 2016 and is currently pursuing a judicious growth strategy






Goodwill



GLOBAL
HEALTHCARE REIT

Annual Cash Flow Run-Rate by Property in 2018

Property Names	Actual Rent	Debt Service	Cash Flow
Middle Georgia	$720,000	$304,800	$415,200
Glen Eagle	504,000	272,522	231,478
Warrenton	630,240	149,295	480,945
Southern Hills SNF	463,000	209,041	253,959
Southern Hills ALF	300,000	321,193	(21,193)
Southern Hills ILF	708,000	321,193	386,807
Providence Sparta	484,800	168,749	316,051
Archway	488,200	386,512	101,688
Grand Prairie	660,000	302,767	357,223
Edwards Redeemer	561,816	191,412	370,404
Meadowview	398,000	208,000	190,000
Total	5,918,056	2,835,485	3,082,571

Note: Assumes HUD refinancing closed on Warrenton (2018), Providence Sparta (2017), Archway (2018) and Grand Prairie (2018). Will seek to refinance Southern Hills which should lower debt service further. The Archway lease is subject to escalating base rent in addition to occupancy based rent. The lease commenced in February 2017 following $2.0mm in tenant improvements expended on the property. Grand Prairie is subject to escalating base rent in addition to occupancy base rent.

GLOBAL
HEALTHCARE REIT

Stabilized Net Operating Income

2018 Stabilized NOI [1]	$ 5,918,056
Expected Debt Service	2,835,485
Total Expected Property Cash Flow	3,082,571
Total Operating Costs [2]	600,000
Operating Cash Flow	$ 2,482,571
Adjusted Funds From Operations (AFFO)	$ 0.09
Stabilized AFFO Multiple[3]	5.24x

1) *Stabilized NOI includes current cash rent from properties in operation as well as properties with leases that go into effect at later dates (i.e. Grand Prairie, Tulsa)*
2) *Excludes $300,000 in stock based compensation*
3) *Based on stock price of $0.50 per share*

GLOBAL HEALTHCARE REIT

Key Statistics (OTC: GBCS)

Stock Price (as of 5/15/2017)	$0.45
52 Week Low-High	$0.26-$0.58
Avg. Daily Vol. (30 day)	16,900
Shares Outstanding	25.8M
Public Float (est.)	73%
Insider Holdings	~26%
Institutional Holdings	~21%

Market Cap	$11.5M
FFO (last 12 months) [1]	$0.7M
Reverse Merger	Sept. 2013
Employees @12/31/2016	4

Revenue (ttm)	$2.9M
Diluted EPS (ttm)	$(0.11)[1]
Cash (mrq)	$0.6M
Total Assets (mrq)	$37.5M
Total Debt (mrq)	$32.0M
Total Liabilities (mrq)	$33.0M



GBCS Daily
5/12/17
0.65
0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
Volume
©BigCharts.com
150
100
50
0
Thousands
Jun
Jul
Aug
Sep
Oct
Nov
Dec
17
Feb
Mar
Apr
May

Data source: S&P Capital IQ
(ttm) – trailing twelve months as of December 31, 2016
(mrq) – most recent quarter as of December 31, 2016
1) See "Use of Non-GAAP Financial Information," in appendix for the definition of Funds from Operations (FFO), a non-GAAP financial metric.

GLOBAL HEALTHCARE REIT

Total Enterprise Value (at Market Value)[1]

Total Debt	**$ 32,037,000**
Preferred stock	776,000
Market value of equity	11,500,000
Total Enterprise Value	$44,313,000



Total Enterprise Value
(at Market Value)
24%
2%
74%
Total Debt
Preferred Stock
Market value of equity

1) as of December 31, 2016

Typical Lease Structure

- Lease structures favorable to Global Healthcare
  - "Triple net basis" terms; lessee is typically obligated for all liabilities of the property including:
    - Insurance
    - Taxes
    - Facility Maintenance
- Annual Escalation clauses between 2 and 3%
- Strategic combination of short- and long-term leases:
  - Short- term leases allow the opportunity to increase rent as the tenant-operator improves facility performance
  - For more stable situations, longer term leases reduces risk and provide more predicable cash flow
- High demand for product
- Creative financing opportunities
- Fixed, low corporate overhead

GLOBAL
HEALTHCARE REIT

Industry Dynamics

GLOBAL
HEALTHCARE REIT

Trillion Dollar Market Opportunity

- $1 trillion U.S. Healthcare Real Estate Market[1]
- Target segment of Senior Housing and Skilled Nursing comprises **25% or $250 billion** of the total Healthcare REIT market
- Strong growth in target market segment
- REITs that specialize in health care properties produced 14.10% in total returns annually (including dividends) over the past five years, making them the second-best performing real estate sector after apartments[2]

U.S. Senior Housing Market Growth: 2005 - 2019E[3]



Revenue ($ billion)
Growth Rate (%)
90
80
70
60
50
40
30
20
10
0
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Nursing Care Market Growth: 2005 - 2019E[3]



Revenue ($ billion)
Growth Rate (%)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Healthcare Real Estate Market Asset Breakdown



Skilled Nursing 10%
Life Science/ Biotech 5%
Senior Housing (ALF, ILF, Memory Care) 15%
Outpatient/MOB 39%
Hospitals/LTACHs 31%

GLOBAL HEALTHCARE REIT

1) *Stifel Nicolaus, Industry Analysis: Healthcare Real Estate, 2014*
2) *Barron's article titled, "Health-Care REITs Rock"*
3) *Brown Gibbons Lang & Company, senior housing report, April 2014*

Aging Population a Strong Market Driver

Why Senior Healthcare Facilities?

- Demographic *"tidal wave"* heading toward to senior care industry
- Seniors are the fastest growing population in the world[1]
- Affordable Care Act introducing seniors into the market who can now better afford care



Seniors Housing Supply-Demand
Primary Markets
Inventory Growth
Absorption
Occupancy
6k
5k
4k
3k
2k
1k
0k
-1k
-2k
92%
91%
90%
89%
88%
87%
86%
85%
84%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Source: NIC MAP® Data Service



U.S. Population Growth of Age 65 & 85[2]
85+
65+
6
40
7
55
9
72
14
81
19
89
85+ Age Group Growing at 3x General Population
2010
2020
2030
2040
2050

1) *Aging Population: Seniors are Fastest Growing Population Worldwide*
2) Administration on Aging

GLOBAL HEALTHCARE REIT

Competitive Landscape: Highly Fragmented Industry

Industry Highly Fragmented and Dominated by Small, Private Facilities


Independent Living Companies
Assisted Living Companies
Nursing Facility Companies
20%
25%
75%
29%
37%
63%
15%
22%
78%
Top 10
Top 25
Remaining Market

Source: IBISWorld, Provider Magazine and Barclays Research, as published in Brown Gibbons Lang & Company, senior housing report, April 2014

GLOBAL HEALTHCARE REIT

REIT Consolidation Poised to Continue

- In a recent trend, many REITs are pursuing a strategy of simplifying their business models by spinning off units into separate entities and then making acquisitions accretive to earnings
  - **Example:** Ventas, one of the largest owners of health-care properties, finalized spinning off 355 SNFs and outpatient facilities into a new REIT on Aug 2015 with a market value of $2.5 billion+
- As private insurers push patients to use SNFs as an alternative to costly, prolonged hospital stays, demand for SNFs continues to rise. To capitalize, larger companies are looking to consolidate the fragmented industry
  - **Example:** Omega Healthcare Investors bought competitor Aviv REIT for $1.65 billion in Apr 2015, creating the largest REIT focused on skilled nursing properties



Closed Seniors Housing & Care Dollar Volume:
$14.4Bn for 2016
Seniors Housing & Care Transactions Volume
U.S. | 1Q08 – 4Q16
*Bar graph represents quarterly volume
*Line graph represents rolling 4-quarter volume
Nursing Care
Seniors Housing
Closed Transaction Volume
$15B
$10B
$5B
$0B
2007 Q4
2008 Q4
2009 Q4
2010 Q4
2011 Q4
2012 Q4
2013 Q4
2014 Q4
2015 Q4
2016 Q4
Source: NIC MAP® Data Service

Source: The National Investment Center for Seniors Housing & Care

GLOBAL HEALTHCARE REIT

Company Turnaround

GLOBAL
HEALTHCARE REIT

Challenges Overcome

- Management inherited a bankrupt operator in 4 of its 11 buildings, three closed facilities and a company on the brink of insolvency
- Repositioned several assets with strong operators capable of driving dependable, stable performance
  - Sold one facility to recapitalize the company and induce the operator to expend the capital necessary to reopen one of our closed facilities
    - Creative lease structure to align interests and capture upside potential of the operations
    - Forged a strong relationship with the operator to collectively pursue additional opportunities
  - Negotiated a favorable lease with the largest operator in Arkansas to take over one of our struggling facilities from a bankrupt operator
  - Initiated a receivership to replace the operator at our Tulsa campus to directly oversee the operations and implement an improvement and renovation program
- Negotiated various loan modifications with our lenders to provide the necessary runway to execute our turnaround strategy on each property
  - Developed strong relationships with our lenders as we delivered on our stated goals and overall plan
  - Lenders continue to express a desire to increase their exposure with Global as opportunities arise
- Reduced our payables with negotiated settlements ranging from 5-25% to our creditors
- Completed a debt for equity swap to eliminate $1.55 million of debt at highly accretive levels
- Executed a disciplined cost cutting program to reduce overhead
- Raised non-dilutive capital with strong associated ROI

GLOBAL
HEALTHCARE REIT

Company Opportunities

GLOBAL
HEALTHCARE REIT

Summary of Stabilized Property Portfolio

ALF = Assisted Living Facility   SNF = Skilled Nursing Facility   ILF= Independent Living Facility

Property Name	Property Count	Facility Type	Beds/Units	Gross Annual Rent 2018 [4]	Straight-line Rent	Location
Middle Georgia	1	SNF	100 beds	$720,000	$806,640	Eastman, GA
Glen Eagle	1	SNF	101 beds	$504,000	$564,648	Abbeville, GA
Warrenton	1	SNF	110 beds	$630,240	$668,688	Warrenton, GA
Southern Hills [1]	3	SNF	106 beds	$463,000	$486,000	Tulsa, OK
		ILF	86 units	$708,000	$732,000	
		ALF/SNF	28 beds	$300,000	$366,000	
Archway [2]	1	SNF	100 beds	$488,200	$620,700	Macon, GA
Macon Facility	1	SNF	72 beds	TBD	TBD	Macon, GA
Edwards Redeemer	1	SNF	106 beds	$561,816	$645,660	Oklahoma City, OK
Grand Prairie[3]	1	SNF	141 beds	$660,000	Subject to occupancy	Lonoke, AK
Sparta	1	SNF	71 beds	$484,800	$510,228	Sparta, GA
Meadowview	1	SNF	90 beds	$398,000	$410,340	Seville, OH
Total	**12**		**1,111**	**$5.918 Million**	**$6.591 Million**	

(1) Based on LOI signed in August 2016. The SNF is currently operating while the other facilities will open upon completion of the planned repairs and necessary regulatory approvals.
(2) Subject to escalating base rent in addition to occupancy based rent. Lease commenced in February 2017 following $2.0mm in tenant improvements expended on the property.
(3) Based on lease signed in August 2016. Subject to escalating base rent in addition to occupancy based rent.
(4) Gross Annual Rent includes current cash rent from properties in operation as well as properties with leases that go into effect at later dates.

GLOBAL HEALTHCARE REIT

Short-term Leases Allow the Company to Increase Rental Revenue

- Global signed three long-term operating leases for its Greene Pointe, Providence and Warrenton facilities in Georgia, replacing existing leases which expired on June 30, 2016
- The new leases began on July 1, 2016, with initial term of 10 years and a renewal option for an additional 10 years
- In the aggregate, the lease payments total $1.6 million annually, an annual increase of $646,000 from prior base rent levels, and will be subject to standard annual escalators
- After evaluating the best use of each property, Global terminated the lease at Greene Pointe and sold the facility for $3.8 million as an inducement for the buyer to simultaneously execute a lease at the Archway property and expend $2.0 million in improvements, resulting in an effective 8.3% cap rate sale


Three Long-term Leases to Increase Annual Rental Revenue
($ in Millions)
$1.6M
Up $646K
$0.9M
Short-term Leases
Long-term Leases

GLOBAL HEALTHCARE REIT

Macon Facilities and Tulsa Campus Present Upside Opportunities to Boost Cash Flow

- Archway in Macon, GA, reopened in December 2016 with lease commencement in February 2017. Subject to escalating base rent in addition to occupancy based rent with a carve out to sell 72 beds
- Operator has a right of first refusal to transfer and operate the 72 beds. If exercised, Global would receive the same base rent as Archway with higher occupancy based rent at the new property
- The Tulsa SNF continues to demonstrate encouraging performance following its renovation
- If this performance is sustained, the capital needed to fund the remaining campus improvements will be reduced
- In addition, we will evaluate increasing the rents before transferring operations to the new operator





GLOBAL HEALTHCARE REIT

Traditional & HUD Refinancing Opportunities to Lower Interest Rates on Facilities

- Currently HUD refinancing Sparta & Warrenton facilities at a long term rate that is expected to be under 4%
  - Sparta expected to close in third quarter 2017
  - Warrenton expected to close by first quarter 2018
- Company expects HUD refinancing to further improve its funds from operations (FFO) by generating additional interest savings
- Evaluating traditional and HUD refinancing opportunities for other facilities in portfolio



GLOBAL
HEALTHCARE REIT

Asset Acquisition Campaign

- Building a solid base of revenue-generating assets through measured investments in high-quality healthcare facilities leased by experienced operators
- As the company continues its acquisition campaign for healthcare real estate, it anticipates revenue & cash flow to increase while holding G&A costs relatively flat, exclusive of fixed costs, at ~$225,000 per quarter[1]
- Acquisition pipeline continues to grow through strategic and industry contacts
- Targeting 1-2 acquisitions per year with a focus on the SE
  - Successfully bid at a foreclosure auction for a SNF in Abbeville, GA in April 2017

1) Excludes costs related to the Abbeville and Tulsa independent living facility until the renovation is complete and an operator is in place



ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
DE
DC
MD
CT
RI
MA
VT
NH
ME

● Global Healthcare REIT Property Locations

GLOBAL
HEALTHCARE REIT

Abbeville Property Acquisition

- In March 2017, after working closely with state officials, we saved the CON for a closed SNF in Abbeville, GA, and put it in our control dba Glen Eagle Healthcare & Rehab
- In April 2017, we successfully bid $2.1 million for the SNF at the foreclosure sale
- We are finalizing a $500,000 Line of Credit from our lender to renovate the property and bring it up to code. In addition, we have obtained state funds and inducements to reopen the facility
- We expect Glen Eagle to reopen in October 2017 with a lease that is subject to escalating base rent in addition to occupancy based rent
- Glen Eagle should boost our FFO by approximately $0.01 per share annually while adding instant equity value given our expected all-in purchase price of less than $3.0 million



GLOBAL
HEALTHCARE REIT

Key Takeaways

- Strong industry tailwinds for senior housing properties
- Simple, straight-forward business model
- Replacing several existing short-term leases with long-term leases to increase annual rental revenue
- Macon Facilities and the Tulsa Campus present opportunities to boost the existing revenue base
- Traditional & HUD refinancing opportunites to further improve FFO
- Future strategic tuck-in acquisitions exist similar to Abbeville
- Board on same side of investors— compensated only in stock & future dividends

GLOBAL
HEALTHCARE REIT

Appendix

GLOBAL
HEALTHCARE REIT

Note Regarding Non-GAAP Financial Measures

- Beginning with the reporting of results for the first quarter of 2015, the company began to report the measures of **funds from operations (FFO)** and FFO per share.
- Funds from Operations **(FFO**), as defined by the National Association of **Real Estate Investment Trusts (NAREIT),** and FFO per share are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by **GAAP**.
- FFO is defined by NAREIT as net income computed in accordance with GAAP, excluding gains or losses from real estate dispositions, real estate depreciation and amortization and impairment charges, and adjustments for unconsolidated partnerships and joint ventures. The Company computes FFO in accordance with NAREIT's definition.

GLOBAL
HEALTHCARE REIT